Exhibit 10.24

THIS DEED OF VARIATION is made on 31 January 2012

BETWEEN

1.	INSTINET HOLDINGS INCORPORATED, a Delaware corporation with its principal office at 1095 Avenue of the Americas, New York, NY, 10036 (the “Licensor”); and

2.	CHI-X EUROPE LIMITED (company number 01651728), whose registered office is at 6th Floor 10 Lower Thames Street, London, EC3R 6AF (the “Licensee”)

(the Licensor and Licensee are hereinafter referred to collectively as the “Parties” and individually as the “Party”)

INTRODUCTION

(A)	This deed is supplemental to the Software Licence Agreement between the Licensor and the Licensee dated 2 August 2010, as amended on 17 February 2011 (the “Agreement”) relating to the Software (as defined in the Agreement).

(B)	The Licensee is undergoing a transition (the “IT Migration”) to a different technology which is proprietary of BATS Global Markets Inc. (“BGM”) (the “BATS Technology”);

(C)	The Licensor is a shareholder of BGM and the Licensee is an indirect wholly-owned subsidiary of BGM;

(D)	The Licensee wishes to secure an extension to the Agreement in order to complete the IT Migration without disruptions to its business. The IT Migration is expected to complete on or around 30 April 2012;

(E)	The Parties have agreed that the Agreement should be varied on the terms set out in this deed.

AGREED TERMS

1.	Definitions and interpretation

1.1	Terms defined in the Agreement shall bear the same meaning in this deed, unless stated otherwise.

1.2	Save as expressly varied by this deed, the Agreement shall continue in full force and effect in accordance with its terms.

2.	Amendments to the Agreement

2.1	The Parties agree that the Expiration Date in the Agreement shall be defined as 15 May 2012.

2.2	Should the Licensee notify the Licensor that the IT Migration will not complete by 15 May 2012, the Parties shall discuss in good faith a further extension to the term of the Agreement with effect from 16 May 2012, on a reasonable commercial basis, with a view to avoiding any disruption to the business of the Licensee. However, nothing in this clause 2.2 shall place any obligation on the Licensor to extend the license beyond 31 December 2012.

3.	Miscellaneous

The provisions of clauses 10, 12, 3, 14 and 16 of the Agreement shall apply to this deed mutatis mutandis.

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This deed has been executed and delivered as a deed on the date first written on page 1 of this deed.

EXECUTED AS A DEED	)
By Instinet Holding Incorporated	)
acting by a director	)
In the presence of:	)

Director/Officer

Witness’ Signature

		Name of witness:	Lynn Giusto

		Address of witness:	1095 Avenue of the Americas NY NY 10036

EXECUTED AS A DEED	)
By Chi-X Europe Limited	)
acting by a director	)
In the presence of:	)

Director/Officer

Witness’ Signature

		Name of witness:	Antonio Amelia

		Address of witness:	9 Norcott Road
N16 7BJ, London

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